November 1, 1999

                           COUNTRYWIDE STRATEGIC TRUST

                                   Equity Fund
                                  Utility Fund
                                Growth/Value Fund
                             Aggressive Growth Fund

                 Supplement to Prospectuses Dated August 1, 1999

The following should be read in conjunction with the section entitled "Operation of the Funds":

On October 29, 1999, Fort Washington  Investment Advisors,  Inc., a wholly-owned
subsidiary    of   The   Western -   Southern   Life    Insurance    Company
("Western-Southern") acquired all of the outstanding stock of Countrywide Financial Services, Inc. (the "Acquisition"). Countrywide Investments, Inc. (the "Adviser"), which provides investment advisory and distribution services to the Trust, and Countrywide Fund Services, Inc. (the "Transfer Agent"), which provides transfer agency, accounting and administrative services to the Trust, are wholly-owned subsidiaries of Countrywide Financial Services, Inc. As a result of the Acquisition, the Adviser and the Transfer Agent are each an indirect wholly-owned subsidiary of Western-Southern. Western-Southern provides life and health insurance, annuities, mutual funds, business planning insurance, health insurance, asset management and other related financial services.

On October 27, 1999, a Special Meeting of Shareholders of the Trust was held in order for shareholders to vote on certain matters relating to the Acquisition. Shareholders of the Funds voted to approve new investment advisory agreements with the Adviser containing substantially identical terms and conditions, in all material respects, as the advisory agreements in effect prior to the Acquisition. Shareholders of the Growth/Value Fund and the Aggressive Growth Fund voted to approve new subadvisory agreements with Mastrapasqua & Associates, Inc. containing substantially identical terms, in all material respects, as the subadvisory agreements in effect prior to the Acquisition. Shareholders also elected the following individuals to serve on the Board of Trustees of the Trust effective upon the closing of the Acquisition: William O. Coleman, Phillip R. Cox, H. Jerome Lerner, Robert H. Leshner, Jill T. McGruder, Oscar P. Robertson, Nelson Schwab, Jr., Robert E. Stautberg and Joseph S. Stern, Jr.

The investment objectives and policies of the Funds and the persons providing investment management services to the Funds have not been affected by the Acquisition.

The following should be read in conjunction with the section entitled "How to Purchase Shares":



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As a result of the  Acquisition,  the InvestPlus Plan will no longer be offered.
Therefore, Countrywide Home Loans mortgage holders may no longer write one check for their mortgage payment and their investment in a Fund. The paragraph
describing  the  InvestPlus   Plan  should  be  disregarded  and  is  no  longer
applicable.